UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

REATA PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Reata Pharmaceuticals Inc. Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on June 8, 2022 Stockholders of record as of April 13, 2022 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/RETA. To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. For a Convenient Way to VIEW Proxy Materials and VOTE Online go to: www.proxydocs.com/RETA Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s You must make this request on or before May 27, 2022. Proxy Materials Available to View or Receive 1. Proxy statement and Notice of Annual Meeting 2. 2021 Annual Report to order paper delivery of future proxy materials, use one of the following methods Graphic www.investorelections.com/RMS Graphic TELEPHONE (866) 648-8133 Graphic E-MAIL paper@investorelections.com When requesting vial the Internet or telephone you will need the 12 digit control number located in the shaded box above. If requesting material by e-mail please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Reata Pharmaceuticals, Inc. Meeting Type: Annual Meeting of Stockholders Date: Wednesday, June 8, 2022 Time 8:00 AM, Central Daylight Time Place: Annual Meeting to be held live via the Internet Please visit www.proxydocs.com/RETA for more details. To attend the Annual Meeting of Reata Pharmaceuticals, Inc. and vote your shares, please visit www.proxydocs.com/RETA for virtuaaal meeting registration details. SEE REVERSE FOR FULL AGENDA

Reata Pharmaceuticals, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 4 PROPOSAL 1 Election of Class Directors 1.01 J. Warren Huff 1.02 Shamim Ruff 2 To approve, on an advisory basis, the compensation of our named executive officers. 3 To ratify the appointment of Ernst & Young LLP as our independent registered public account firm for the fiscal year ending December 31, 2022. 4 To approve the 2022 Employee Stock Purchase Plan. 5. The transaction of such other business as may properly come before the meeting or at any and all adjournment or postponements thereof.